UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 21, 2004

AFC Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-32369	58-2016606

(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification Number)
of incorporation)

Six Concourse Parkway, Suite 1700, Atlanta, Georgia	30328-5352

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 391-9500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

	99.1	Press Release dated January 21, 2004.

Item 12.	Results of Operations and Financial Condition.

     On January 21, 2004, AFC Enterprises, Inc. (the “Company”) announced operating performance results for the fourth quarter of 2003, which included the Company’s fiscal period 11, period 12 and period 13. Results for periods 11 and 12 were previously announced in a press release dated December 16, 2003. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC ENTERPRISES, INC.

Date: January 21, 2004	By: /s/ Frank J. Belatti

Frank J. Belatti
Chairman of the Board and
Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release dated January 21, 2004.